UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:	Fund Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners

Dividend Strategy Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take

Legg Mason Partners Dividend Strategy Fund	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Legg Mason Partners Dividend Strategy Fund

The U.S. stock market was extremely volatile and generated poor results during the six months ended April 30, 2009. The overall stock market, as measured by the S&P 500 Indexv (the “Index”), began the reporting period on a poor note, as the Index fell 7.18% in November 2008. After a modest gain in December 2008, the market again fell sharply in January and February 2009. Stock prices continued to plunge in early March, at one point reaching a twelve-year low. Stocks then rallied sharply in March and April, returning 8.76% and 9.57%, respectively. However, it was too little, too late, as the Index returned -8.53% during the six-month period as a whole.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting negative returns. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vi, Russell Midcapvii and Russell 2000viii Indices, returned -7.39%, -1.64% and -8.40%, respectively, during the six-month period ended April 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -1.68% and -13.21%, respectively.

Legg Mason Partners Dividend Strategy Fund	III

Letter from the chairman continued

Performance review

For the six months ended April 30, 2009, Class A shares of Legg Mason Partners Dividend Strategy Fund, excluding sales charges, returned -8.17%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -8.53% for the same period. The Lipper Equity Income Funds Category Average1 returned -9.06% over the same time frame.

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Dividend Strategy Fund — Class A Shares	-8.17%
S&P 500 Index	-8.53%
Lipper Equity Income Funds Category Average[1]	-9.06%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.leggmason.com/individualinvestors.

Excluding sales charges, Class 1 shares[2] returned -8.02%, Class B shares returned -8.50%, Class C shares returned -8.32% and Class I shares returned -7.84% over the six months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.86%, 1.64%, 2.14%, 1.68% and 0.64%, respectively.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares and 2.00% for Class B shares.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 316 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

IV	Legg Mason Partners Dividend Strategy Fund

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Dividend Strategy Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	Legg Mason Partners Dividend Strategy Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(8.02)%	$1,000.00	$919.80	0.96%	$4.57
Class A	(8.17)	1,000.00	918.30	1.25	5.95
Class B	(8.50)	1,000.00	915.00	2.00	9.50
Class C	(8.32)	1,000.00	916.80	1.72	8.17
Class I	(7.84)	1,000.00	921.60	0.67	3.19

[1]	For the six months ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,020.03	0.96%	$4.81
Class A	5.00	1,000.00	1,018.60	1.25	6.26
Class B	5.00	1,000.00	1,014.88	2.00	9.99
Class C	5.00	1,000.00	1,016.27	1.72	8.60
Class I	5.00	1,000.00	1,021.47	0.67	3.36

[1]	For the six months ended April 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2009

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 94.9%
CONSUMER DISCRETIONARY — 5.5%
	Hotels, Restaurants & Leisure — 1.5%
100,000	Burger King Holdings Inc.	$1,634,000
405,500	McDonald’s Corp.	21,609,095
	Total Hotels, Restaurants & Leisure	23,243,095
	Household Durables — 0.4%
447,580	Leggett & Platt Inc.	6,427,249
	Media — 0.8%
340,980	Comcast Corp., Class A Shares	5,271,551
475,000	Regal Entertainment Group, Class A Shares	6,203,500
	Total Media	11,475,051
	Multiline Retail — 0.2%
50,000	Target Corp.	2,063,000
	Specialty Retail — 2.5%
494,160	Gap Inc.	7,679,246
1,042,750	Home Depot Inc.	27,445,180
233,530	Williams-Sonoma Inc.	3,269,420
	Total Specialty Retail	38,393,846
	Textiles, Apparel & Luxury Goods — 0.1%
30,000	V.F. Corp.	1,778,100
	TOTAL CONSUMER DISCRETIONARY	83,380,341
CONSUMER STAPLES — 11.9%
	Beverages — 1.8%
400,000	Coca-Cola Co.	17,220,000
220,000	PepsiCo Inc.	10,947,200
	Total Beverages	28,167,200
	Food & Staples Retailing — 3.3%
989,380	Wal-Mart Stores Inc.	49,864,752
	Food Products — 3.9%
161,004	Cadbury PLC, ADR	4,844,611
306,000	General Mills Inc.	15,511,140
250,000	H.J. Heinz Co.	8,605,000
533,000	Kraft Foods Inc., Class A Shares	12,472,200
911,020	Unilever PLC, ADR	17,728,449
	Total Food Products	59,161,400
	Household Products — 2.9%
268,000	Kimberly-Clark Corp.	13,169,520
632,300	Procter & Gamble Co.	31,260,912
	Total Household Products	44,430,432
	TOTAL CONSUMER STAPLES	181,623,784

See Notes to Financial Statements.

4	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

ENERGY — 12.8%
	Energy Equipment & Services — 2.2%
285,370	Baker Hughes Inc.	$10,153,464
90,000	Diamond Offshore Drilling Inc.	6,516,900
205,450	Halliburton Co.	4,154,199
269,730	Schlumberger Ltd.	13,214,073
	Total Energy Equipment & Services	34,038,636
	Oil, Gas & Consumable Fuels — 10.6%
435,000	BP PLC, ADR	18,470,100
726,729	Chevron Corp.	48,036,787
54,010	ConocoPhillips	2,214,410
40,000	Devon Energy Corp.	2,074,000
750,000	El Paso Corp.	5,175,000
915,989	Exxon Mobil Corp.	61,068,987
195,000	Newfield Exploration Co.*	6,080,100
150,000	Petroleo Brasileiro SA, ADR	5,035,500
470,000	Spectra Energy Corp.	6,815,000
116,800	Total SA, ADR	5,807,296
	Total Oil, Gas & Consumable Fuels	160,777,180
	TOTAL ENERGY	194,815,816
FINANCIALS — 12.3%
	Capital Markets — 1.1%
200,000	Bank of New York Mellon Corp.	5,096,000
200,180	Franklin Resources Inc.	12,106,886
	Total Capital Markets	17,202,886
	Commercial Banks — 0.8%
605,320	Comerica Inc.	12,699,614
	Diversified Financial Services — 3.9%
1,592,960	Bank of America Corp.	14,225,133
1,348,927	JPMorgan Chase & Co.	44,514,591
	Total Diversified Financial Services	58,739,724
	Insurance — 2.9%
500,474	Chubb Corp.	19,493,462
600,000	Travelers Cos. Inc.	24,684,000
	Total Insurance	44,177,462
	Real Estate Investment Trusts (REITs) — 3.4%
1,847,000	Annaly Capital Management Inc.	25,987,290
88,370	AvalonBay Communities Inc.	5,020,300
107,240	Boston Properties Inc.	5,299,801
1,800,000	Chimera Investment Corp.	6,354,000

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 3.4% continued
146,100	Host Hotels & Resorts Inc.*	$1,123,509
194,800	LaSalle Hotel Properties	2,329,808
107,249	Simon Property Group Inc.	5,534,048
	Total Real Estate Investment Trusts (REITs)	51,648,756
	Thrifts & Mortgage Finance — 0.2%
250,000	Hudson City Bancorp Inc.	3,140,000
	TOTAL FINANCIALS	187,608,442
HEALTH CARE — 12.3%
	Health Care Equipment & Supplies — 1.9%
589,842	Baxter International Inc.	28,607,337
	Health Care Providers & Services — 0.5%
210,530	McKesson Corp.	7,789,610
	Life Sciences Tools & Services — 0.2%
120,000	Pharmaceutical Product Development Inc.	2,353,200
	Pharmaceuticals — 9.7%
831,569	Abbott Laboratories	34,801,163
670,000	Bristol-Myers Squibb Co.	12,864,000
943,737	Johnson & Johnson	49,414,069
562,016	Merck & Co. Inc.	13,623,268
556,680	Novartis AG, ADR	21,103,739
750,000	Pfizer Inc.	10,020,000
189,540	Roche Holding AG, ADR	5,995,150
	Total Pharmaceuticals	147,821,389
	TOTAL HEALTH CARE	186,571,536
INDUSTRIALS — 14.0%
	Aerospace & Defense — 3.0%
72,520	Boeing Co.	2,904,426
797,372	Honeywell International Inc.	24,885,980
76,760	Northrop Grumman Corp.	3,711,346
325,000	Raytheon Co.	14,699,750
	Total Aerospace & Defense	46,201,502
	Air Freight & Logistics — 1.4%
409,060	United Parcel Service Inc., Class B Shares	21,410,200
	Commercial Services & Supplies — 1.5%
825,000	Waste Management Inc.	22,002,750
	Electrical Equipment — 2.0%
892,514	Emerson Electric Co.	30,381,177
	Industrial Conglomerates — 4.9%
160,000	3M Co.	9,216,000
1,773,066	General Electric Co.	22,429,285

See Notes to Financial Statements.

6	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 4.9% continued
925,180	McDermott International Inc.*	$14,932,405
198,000	Tyco International Ltd.	4,704,480
475,000	United Technologies Corp.	23,199,000
	Total Industrial Conglomerates	74,481,170
	Machinery — 1.2%
220,570	Dover Corp.	6,789,144
187,640	PACCAR Inc.	6,649,962
97,600	Parker Hannifin Corp.	4,426,160
	Total Machinery	17,865,266
	TOTAL INDUSTRIALS	212,342,065
INFORMATION TECHNOLOGY — 15.3%
	Communications Equipment — 1.1%
325,000	Nokia Oyj, ADR	4,595,500
189,990	QUALCOMM Inc.	8,040,377
430,470	Telefonaktiebolaget LM Ericsson, ADR	3,671,909
	Total Communications Equipment	16,307,786
	Computers & Peripherals — 1.8%
132,000	Hewlett-Packard Co.	4,749,360
212,310	International Business Machines Corp.	21,912,515
	Total Computers & Peripherals	26,661,875
	IT Services — 1.4%
600,000	Automatic Data Processing Inc.	21,120,000
	Semiconductors & Semiconductor Equipment — 8.0%
1,776,300	Applied Materials Inc.	21,688,623
1,000,000	Intel Corp.	15,780,000
902,400	Linear Technology Corp.	19,654,272
826,800	Microchip Technology Inc.	19,016,400
2,774,230	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	29,323,611
913,640	Texas Instruments Inc.	16,500,338
	Total Semiconductors & Semiconductor Equipment	121,963,244
	Software — 3.0%
2,270,965	Microsoft Corp.	46,009,751
	TOTAL INFORMATION TECHNOLOGY	232,062,656
MATERIALS — 3.1%
	Chemicals — 1.8%
60,000	Air Products & Chemicals Inc.	3,954,000
400,000	E.I. du Pont de Nemours & Co.	11,160,000
75,000	Ecolab Inc.	2,891,250
226,240	PPG Industries Inc.	9,965,872
	Total Chemicals	27,971,122

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Metals & Mining — 0.5%
250,000	Alcoa Inc.	$2,267,500
35,400	BHP Billiton Ltd., ADR	1,704,156
81,500	Nucor Corp.	3,316,235
	Total Metals & Mining	7,287,891
	Paper & Forest Products — 0.8%
321,181	Weyerhaeuser Co.	11,324,842
	TOTAL MATERIALS	46,583,855
TELECOMMUNICATION SERVICES — 5.9%
	Diversified Telecommunication Services — 4.2%
650,000	AT&T Inc.	16,653,000
1,402,239	Verizon Communications Inc.	42,543,931
635,000	Windstream Corp.	5,270,500
	Total Diversified Telecommunication Services	64,467,431
	Wireless Telecommunication Services — 1.7%
1,402,458	Vodafone Group PLC, ADR	25,735,105
	TOTAL TELECOMMUNICATION SERVICES	90,202,536
UTILITIES — 1.8%
	Electric Utilities — 1.1%
34,140	American Electric Power Co. Inc.	900,613
57,000	Exelon Corp.	2,629,410
237,000	FPL Group Inc.	12,748,230
	Total Electric Utilities	16,278,253
	Multi-Utilities — 0.7%
113,000	PG&E Corp.	4,194,560
150,000	Sempra Energy	6,903,000
	Total Multi-Utilities	11,097,560
	TOTAL UTILITIES	27,375,813
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,553,385,106)	1,442,566,844

See Notes to Financial Statements.

8	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 6.3%
	Repurchase Agreements — 6.3%
$26,978,000	Interest in $196,754,000 joint tri-party repurchase agreement dated 4/30/09 with Barclays Capital Inc., 0.160% due 5/1/09; Proceeds at maturity — $26,978,120; (Fully collateralized by U.S. government obligation, 0.875% due 4/30/11; Market value —$27,517,568)	$26,978,000
26,977,000	Interest in $246,437,000 joint tri-party repurchase agreement dated 4/30/09 with Deutsche Bank Securities Inc., 0.150% due 5/1/09; Proceeds at maturity — $26,977,112; (Fully collateralized by various U.S. government agency obligations 0.000% to 5.755% due 10/26/09 to 2/7/23; Market value — $27,516,573)	26,977,000
41,403,000	Interest in $496,495,000 joint tri-party repurchase agreement dated 4/30/09 with Greenwich Capital Markets Inc., 0.170% due 5/1/09; Proceeds at maturity — $41,403,196; (Fully collateralized by various U.S. government agency obligations, 2.750% to 6.625% due 11/3/09 to 11/15/30; Market value — $42,231,330)	41,403,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $95,358,000)	95,358,000
	TOTAL INVESTMENTS — 101.2% (Cost — $1,648,743,106#)	1,537,924,844
	Liabilities in Excess of Other Assets — (1.2)%	(17,564,408)
	TOTAL NET ASSETS — 100.0%	$1,520,360,436

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $1,648,743,106)	$1,537,924,844
Foreign currency, at value (Cost — $36)	26
Cash	1,087
Dividends and interest receivable	3,233,159
Receivable for Fund shares sold	102,509
Prepaid expenses	50,179
Total Assets	1,541,311,804
LIABILITIES:
Payable for securities purchased	18,060,542
Payable for Fund shares repurchased	956,436
Investment management fee payable	674,381
Distribution fees payable	152,448
Trustees’ fees payable	6,045
Accrued expenses	1,101,516
Total Liabilities	20,951,368
TOTAL NET ASSETS	$1,520,360,436
NET ASSETS:
Par value (Note 6)	$1,271
Paid-in capital in excess of par value	1,727,483,665
Undistributed net investment income	1,644,261
Accumulated net realized loss on investments	(97,950,489)
Net unrealized depreciation on investments and foreign currencies	(110,818,272)
TOTAL NET ASSETS	$1,520,360,436
Shares Outstanding:
Class 1	89,385,352
Class A	28,175,545
Class B	8,717,577
Class C	712,584
Class I	145,204
Net Asset Value:
Class 1 (and redemption price)	$12.11
Class A (and redemption price)	$11.77
Class B*	$10.99
Class C*	$11.76
Class I (and redemption price)	$11.74
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.49

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Dividends	$29,302,830
Interest	83,286
Less: Foreign taxes withheld	(246,863)
Total Investment Income	29,139,253
EXPENSES:
Investment management fee (Note 2)	4,823,736
Transfer agent fees (Note 4)	3,281,014
Distribution fees (Notes 2 and 4)	940,864
Shareholder reports (Note 4)	89,079
Trustees’ fees	70,162
Registration fees	44,214
Audit and tax	20,775
Custody fees	18,495
Insurance	16,176
Legal fees	11,175
Miscellaneous expenses	8,351
Total Expenses	9,324,041
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(1,001,471)
Net Expenses	8,322,570
NET INVESTMENT INCOME	20,816,683
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(64,886,059)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(99,748,786)
Foreign currencies	(3)
Change in Net Unrealized Appreciation/Depreciation	(99,748,789)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(164,634,848)
DECREASE IN NET ASSETS FROM OPERATIONS	$(143,818,165)

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	11

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$20,816,683	$50,005,905
Net realized loss	(64,886,059)	(32,881,480)
Change in net unrealized appreciation/depreciation	(99,748,789)	(730,090,735)
Decrease in Net Assets From Operations	(143,818,165)	(712,966,310)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(20,300,143)	(49,661,937)
Net realized gains	—	(100,578,970)
Decrease in Net Assets From Distributions to Shareholders	(20,300,143)	(150,240,907)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	56,310,408	118,087,485
Reinvestment of distributions	20,246,521	150,006,370
Cost of shares repurchased	(133,694,083)	(382,584,461)
Decrease in Net Assets From Fund Share Transactions	(57,137,154)	(114,490,606)
DECREASE IN NET ASSETS	(221,255,462)	(977,697,823)
NET ASSETS:
Beginning of period	1,741,615,898	2,719,313,721
End of period*	$1,520,360,436	$1,741,615,898
* Includes undistributed net investment income of:	$1,644,261	$1,127,721

See Notes to Financial Statements.

12	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2009[2]		2008	2007		2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$13.35		$19.71	$18.42		$16.90	$16.89	$16.36
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.17		0.39	0.37		0.34	0.34	0.06
Net realized and unrealized gain (loss)	(1.24)		(5.63)	1.94		2.37	0.02	0.50
Total income (loss) from operations	(1.07)		(5.24)	2.31		2.71	0.36	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.39)	(0.37)		(0.35)	(0.35)	(0.03)
Net realized gains	—		(0.73)	(0.65)		(0.84)	—	—
Total distributions	(0.17)		(1.12)	(1.02)		(1.19)	(0.35)	(0.03)
NET ASSET VALUE, END OF PERIOD	$12.11		$13.35	$19.71		$18.42	$16.90	$16.89
Total return[3]	(8.02)%		(27.97)%	13.05%		16.92%	2.12%	3.41%
NET ASSETS, END OF PERIOD (MILLIONS)	$1,082		$1,268	$2,025		$2,032	$2,036	$2,288
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.96%[4]		0.86%	0.86%[5]		0.88%	0.94%	0.90%
Net expenses	0.96	[4],6	0.86 [6]	0.86	[5],6,7	0.85 [7]	0.94	0.90 [7]
Net investment income	2.87	[4]	2.33	1.96		2.00	1.99	0.36
PORTFOLIO TURNOVER RATE	13%		31%	19%		21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]

Performance figures, exclusive of sales charges prior to 2007, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.85%.

[6]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.98	$19.19	$17.97	$16.52	$16.47	$16.03
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.15	0.32	0.29	0.27	0.28	(0.05)
Net realized and unrealized gain (loss)	(1.21)	(5.48)	1.89	2.32	0.02	0.49
Total income (loss) from operations	(1.06)	(5.16)	2.18	2.59	0.30	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.32)	(0.31)	(0.30)	(0.25)	—
Net realized gains	—	(0.73)	(0.65)	(0.84)	—	—
Total distributions	(0.15)	(1.05)	(0.96)	(1.14)	(0.25)	—
NET ASSET VALUE, END OF PERIOD	$11.77	$12.98	$19.19	$17.97	$16.52	$16.47
Total return[3]	(8.17)%	(28.23)%	12.58%	16.50%	1.82%	2.74%
NET ASSETS, END OF PERIOD (MILLIONS)	$332	$346	$461	$395	$378	$404
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.78%[4]	1.64%	1.36%[5]	1.43%	1.59%	1.59%
Net expenses[6]	1.25 [4,7]	1.25 [7]	1.20 [5,7]	1.24 [7]	1.25 [7]	1.58
Net investment income (loss)	2.56 [4]	1.94	1.59	1.62	1.67	(0.33)
PORTFOLIO TURNOVER RATE	13%	31%	19%	21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.34% and 1.19%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.25%.

See Notes to Financial Statements.

14	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.13	$18.01	$16.92	$15.62	$15.55	$15.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.10	0.19	0.15	0.14	0.15	(0.18)
Net realized and unrealized gain (loss)	(1.13)	(5.13)	1.77	2.18	0.02	0.47
Total income (loss) from operations	(1.03)	(4.94)	1.92	2.32	0.17	0.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.21)	(0.18)	(0.18)	(0.10)	—
Net realized gains	—	(0.73)	(0.65)	(0.84)	—	—
Total distributions	(0.11)	(0.94)	(0.83)	(1.02)	(0.10)	—
NET ASSET VALUE, END OF PERIOD	$10.99	$12.13	$18.01	$16.92	$15.62	$15.55
Total return[3]	(8.50)%	(28.78)%	11.76%	15.61%	1.09%	1.90%
NET ASSETS, END OF PERIOD (MILLIONS)	$96	$120	$221	$250	$264	$292
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.32%[4]	2.14%	2.14%[5]	2.23%	2.38%	2.42%
Net expenses[6]	2.00 [4,7]	2.00 [7]	1.96 [5,7]	1.96 [7]	2.00 [7]	2.42
Net investment income (loss)	1.83 [4]	1.20	0.87	0.90	0.93	(1.16)
PORTFOLIO TURNOVER RATE	13%	31%	19%	21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.13% and 1.94%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.00%.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	15

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007		2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.96	$19.17	$17.95		$16.48	$16.39	$15.98
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.12	0.25	0.21		0.20	0.18	(0.08)
Net realized and unrealized gain (loss)	(1.20)	(5.47)	1.88		2.30	0.04	0.49
Total income (loss) from operations	(1.08)	(5.22)	2.09		2.50	0.22	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.26)	(0.22)		(0.19)	(0.13)	—
Net realized gains	—	(0.73)	(0.65)		(0.84)	—	—
Total distributions	(0.12)	(0.99)	(0.87)		(1.03)	(0.13)	—
NET ASSET VALUE, END OF PERIOD	$11.76	$12.96	$19.17		$17.95	$16.48	$16.39
Total return[3]	(8.32)%	(28.55)%	12.07%		15.94%	1.32%	2.57%
NET ASSETS, END OF PERIOD (MILLIONS)	$8	$7	$12		$11	$12	$5
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.72%[4]	1.67%	1.68%[5]		1.73%	1.75%	1.77%
Net expenses	1.72 [4]	1.67	1.67	[5],6	1.69 [6]	1.75	1.77 [6]
Net investment income (loss)	2.06 [4]	1.52	1.13		1.18	1.05	(0.51)
PORTFOLIO TURNOVER RATE	13%	31%	19%		21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.66%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94	$16.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.18	0.25
Net realized and unrealized loss	(1.20)	(3.58)
Total loss from operations	(1.02)	(3.33)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.32)
Total distributions	(0.18)	(0.32)
NET ASSET VALUE, END OF PERIOD	$11.74	$12.94
Total return[4]	(7.84)%	(20.40)%
NET ASSETS, END OF PERIOD (MILLIONS)	$2	$1
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.67%	0.64%
Net expenses[5]	0.67	0.64
Net investment income[5]	3.10	2.55
PORTFOLIO TURNOVER RATE	13%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period March 5, 2008 (inception date) to October 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$1,537,924,844	$1,442,566,844	$95,358,000	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

20	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2009, the Fund’s Class A and B shares had voluntary expense limitations in place of 1.25% and 2.00% other than interest, brokerage, taxes and extraordinary expenses, respectively. As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

During the six months ended April 30, 2009, the Fund was reimbursed for expenses in the amount of $1,001,471.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $184,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$5,000	$1,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$188,330,356
Sales	230,463,141

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$148,017,101
Gross unrealized depreciation	(258,835,363)
Net unrealized depreciation	$(110,818,262)

22	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$1,608,772	$41,527
Class A	$396,557	1,347,117	36,206
Class B	505,362	323,239	10,956
Class C	38,945	1,829	363
Class I	—	57	27
Total	$940,864	$3,281,014	$89,079

During the six months ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	—
Class A	$840,624
Class B	160,847
Class C	—
Class I	—
Total	$1,001,471

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

5. Distributions to Shareholders by Class

	SIX MONTHS ENDED APRIL 30, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class 1	$15,155,309	$38,795,573
Class A	4,053,442	8,388,371
Class B	982,842	2,309,225
Class C	83,225	152,456
Class I	25,325	16,312	*
Total	$20,300,143	$49,661,937
Net Realized Gains:
Class 1	—	$73,774,675
Class A	—	17,624,389
Class B	—	8,734,182
Class C	—	445,724
Class I	—	—	*
Total	—	$100,578,970

*	For the period March 5, 2008 (inception date) to October 31, 2008.

6. Shares of beneficial interest

At April 30, 2009, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares issued on reinvestment	1,272,374	$15,155,288	6,281,338	$112,570,248
Shares repurchased	(6,867,183)	(81,117,412)	(14,041,747)	(235,672,845)
Net decrease	(5,594,809)	$(65,962,124)	(7,760,409)	$(123,102,597)
Class A
Shares sold	3,953,308	$45,984,756	6,088,135	$99,794,638
Shares issued on reinvestment	346,433	4,005,192	1,483,325	25,876,697
Shares repurchased	(2,750,190)	(31,694,076)	(4,991,006)	(80,850,105)
Net increase	1,549,551	$18,295,872	2,580,454	$44,821,230

24	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES		AMOUNT
Class B
Shares sold	609,122	$6,584,355	1,021,432		$15,578,384
Shares issued on reinvestment	90,673	980,917	664,832		11,008,199
Shares repurchased	(1,817,220)	(19,629,245)	(4,126,759)		(63,235,729)
Net decrease	(1,117,425)	$(12,063,973)	(2,440,495)		$(36,649,146)
Class C
Shares sold	243,175	$2,894,328	82,746		$1,277,865
Shares issued on reinvestment	6,996	80,799	30,435		534,914
Shares repurchased	(99,080)	(1,103,772)	(175,601)		(2,823,910)
Net increase (decrease)	151,091	$1,871,355	(62,420)		$(1,011,131)
Class I
Shares sold	69,963	$846,969	85,265	*	$1,436,598	*
Shares issued on reinvestment	2,111	24,325	1,072	*	16,312	*
Shares repurchased	(13,087)	(149,578)	(120	)*	(1,872	)*
Net increase	58,987	$721,716	86,217	*	$1,451,038	*

*	For the period March 5, 2008 (inception date) to October 31, 2008.

7. Capital loss carryforward

On October 31, 2008, the Fund had a net capital loss carryforward of approximately $29,077,785 which expires in 2016. This amount will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

26	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

28	Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Legg Mason Partners Dividend Strategy Fund 2009 Semi-Annual Report	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of

30	Legg Mason Partners Dividend Strategy Fund

the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed better than the median for the one-year period, but performed below the

Legg Mason Partners Dividend Strategy Fund	31

Board approval of management and subadvisory agreements (unaudited) continued

median for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the portfolio managers are very experienced and that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on

32	Legg Mason Partners Dividend Strategy Fund

asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Board noted that the Fund had higher transfer agency fees than the other funds in the Expense Group and Expense Universe, which caused the Fund’s actual total expense ratio to be higher than the median of the total expense ratios of the funds in the Expense Group and Expense Universe, and that management was continuing its efforts to reduce such fees.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

Legg Mason Partners Dividend Strategy Fund	33

Board approval of management and subadvisory agreements (unaudited) continued

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

34	Legg Mason Partners Dividend Strategy Fund

Legg Mason Partners Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009. PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02328 6/09 SR09-826

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 26, 2009